Supplement to
Fidelity® Variable Insurance Products
Investor Class
June 14, 2005
Prospectus

The following information replaces the biographical information for Matthew Friedman found in the "Fund Management" section on page 20.

Christopher Bartel is manager of VIP Cyclical Industries Portfolio, which he has managed since December 2005. Mr. Bartel joined Fidelity Investments in 1999 as a research analyst, after receiving an MBA from the Wharton School at the University of Pennsylvania. Previously, Mr. Bartel was an associate at J.H. Whitney & Co, a Stamford, CT-based private equity firm, from 1996 to 1998.

VIPINVF-05-01 December 15, 2005
1.824639.100